UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant: ☒

Filed by a Party other than the Registrant:

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HALLMARK FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

HALLMARK FINANCIAL SERVICES, INC.

5420 Lyndon B. Johnson Freeway, Suite 1100

Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, SEPTEMBER 7, 2023

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Hallmark Financial Services, Inc. (the “Company”) will be held at Two Lincoln Centre, 5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas, at 3:00 p.m., Central Daylight Time, on Thursday, September 7, 2023, for the following purposes:

1.	To approve and adopt an amendment to the Company’s Restated Articles of Incorporation (the “Tax Asset Protection Amendment”) designed to restrict certain transfers of stock to protect the tax benefits of the Company’s net operating loss carryforwards;
2.	To approve and adopt an amendment to the Company’s Restated Articles of Incorporation (the “Capital Authorization Amendment”) in order to authorize the issuance of (a) 200,000,000 shares of a newly created class of common stock to be named “Class A Common Stock” and (b) 10,000,000 shares of preferred stock, with rights and preferences to be determined by the Company’s Board of Directors from time to time, the “Blank Check Preferred”; and
2.	To approve adjournments of the Annual Meeting from time to time to solicit additional proxies if there are insufficient votes present in person or by proxy at the time of the Annual Meeting to approve either of Proposal 1 or Proposal 2 (the “Discretionary Adjournment”); and
3.	To elect four (4) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; and
4.	To conduct an advisory vote approving the Company’s compensation of its named executive officers (the “Say-On-Pay Proposal”); and
5.	To conduct an advisory vote on the frequency of future advisory votes on the Company’s compensation of its named executive officers (the “Say-On-Frequency Proposal”); and
6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on July 10, 2023, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

All stockholders of the Company are cordially invited to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ CHRISTOPHER J. KENNEY

Christopher J. Kenney, President and Chief Executive Officer

Dated: July •, 2023

Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. If you attend the meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 7, 2023

The 2023 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2022, are available at
https://www.hallmarkgrp.com/investors/annual-report-proxy-information/.

HALLMARK FINANCIAL SERVICES, INC.

5420 Lyndon B. Johnson Freeway, Suite 1100

Dallas, Texas 75240

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, SEPTEMBER 7, 2023

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hallmark Financial Services, Inc., a Nevada corporation (the “Company”), to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 7, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any adjournment thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon.

If no direction is specified, a proxy will be voted FOR the Tax Asset Protection Amendment in Proposal 1; FOR the Capital Authorization Amendment in Proposal 2; FOR any adjournment of the Annual Meeting to permit the Board to solicit additional proxies for the approval of either Proposal 1 or Proposal 2; FOR the election of all directors set forth in Proposal 4; FOR the advisory resolution to approve executive compensation; and EVERY THREE YEARS for the advisory vote on frequency of future advisory votes to approve executive compensation. The stockholder’s advisory votes are not binding on the Board or the Company, but the results will be considered by the Company’s compensation committee when considering future executive compensation arrangements.

Submitting a proxy will not affect a stockholder’s right to vote in person at the Annual Meeting. Any stockholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not revoke the proxy.

All expenses of preparing, assembling, and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

The principal executive offices of the Company are located at 5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas 75240. The Company’s mailing address is the same as that of its principal executive offices.

This Proxy Statement and the accompanying form of proxy are first being mailed or given to stockholders on or about July •, 2023. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, is enclosed herewith. Such Annual Report does not constitute a part of the materials used for the solicitation of proxies.

PURPOSES OF THE MEETING

At the Annual Meeting, the stockholders of the Company will consider the following matters:

1.	To approve and adopt an amendment to the Company’s Restated Articles of Incorporation (the “Tax Asset Protection Amendment”) designed to restrict certain transfers of stock to protect the tax benefits of the Company’s net operating loss carryforwards;
2.	To approve and adopt an amendment to the Company’s Restated Articles of Incorporation (the “Capital Authorization Amendment”) in order to authorize the issuance of (a) 200,000,000 shares of a newly created class of common stock to be named “Class A Common Stock” and (b) 10,000,000 shares of preferred stock, with rights and preferences to be determined by the Company’s Board of Directors from time to time, the “Blank Check Preferred; and
2.	To approve adjournments of the Annual Meeting from time to time to solicit additional proxies if there are insufficient votes present in person or by proxy at the time of the Annual Meeting to approve either of Proposal 1 or Proposal 2 (the “Discretionary Adjournment”); and
3.	To elect four (4) directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; and
4.	To conduct an advisory vote approving the Company’s compensation of its named executive officers (the “Say-On-Pay Proposal”); and
5.	To conduct an advisory vote on the frequency of future advisory votes on the Company’s compensation of its named executive officers (the “Say-On-Frequency Proposal”); and
6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on July 10, 2023 (the “Record Date”). On the Record Date, there were 1,818,482 shares of common stock of the Company, par value $1.00 per share (the “Common Stock”), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. The amendments to our Restated Articles of Incorporation contained in Proposal 1 and Proposal 2 each requires the approval of holders of a majority of the Company’s issued and outstanding shares of Common Stock. If the number of nominees exceeds the number of directors to be elected, then directors will be elected by a plurality of the votes cast. Otherwise, the election of each director will require the affirmative vote of the holders of a majority of the shares of Common Stock actually voted. The affirmative vote of the holders of a majority of the shares actually voted will also be required for approval of all other matters to come before the stockholders at the Annual Meeting, and in the discretion of the proxy holder on any other matter that may properly come before the meeting. The stockholder’s advisory votes are not binding on the Board or the Company, but the results will be considered by the Company’s compensation committee when considering future executive compensation arrangements.

Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Annual Meeting and will have the same effect as negative votes (other than the election of directors).

PROPOSED AMENDMENT AND RESTATEMENT

OF THE COMPANY’S RESATED ARTICLES OF INCORPORATON

We are requesting our stockholders to approve the amendments to the Company’s Restated Articles of Incorporation set forth in Proposal 1 – The Tax Asset Protection Amendment and Proposal 2 – The Capital Authorization Amendment.

Proposal 1 relating to the Tax Asset Protection Amendment would amend our Restated Articles of Incorporation to add a new Article XIII, as set forth on Annex A, attached to this Proxy Statement; and

Proposal 2 relating to the Capital Authorization Amendment, which would amend and restate Article IV, as set forth on Annex B, attached to this Proxy Statement.

Upon the approval of these amendments, the Company intends to file amended and restated articles of incorporation with the State of Nevada. We have provided a copy of the pro forma Amended and Restated Articles of Incorporation which assumes the approvals of both the Tax Asset Protection Amendment and the Capital Authorization Amendment as Annex C to this Proxy Statement (the “Amended and Restated Charter”).

Each of these proposals requires the approval of holders of a majority of shares of Common Stock issued and outstanding as of the Record Date and are independent voting items at the Annual Meeting.

This means that even if Proposal 1 fails to receive the required vote, then Proposal 2 may still be passed by the stockholders. Likewise, if Proposal 2 fails to receive the required vote, then Proposal 1 may still be passed by the stockholders. However, the Board believes that both proposals are needed in order to best position the Company going forward, and the Company intends to use the Discretionary Adjournment, if approved by our stockholders, to adjourn, postpone, and continue the Annual Meeting until enough votes have been gathered, in person or by proxy, to approve both Proposal 1 and Proposal 2.

PROPOSAL 1

AMENDMENT OF THE COMPANY’S

RESTATED ARTICLES OF INCORPORATION

TO INCLUDE TAX ASSET PROTECTION

We are requesting our stockholders to approve the proposed Tax Asset Protection Amendment designed to restrict certain transfers of stock to protect the tax benefits of the Company’s net operating loss carryforwards.

BACKGROUND AND PURPOSE OF THE AMENDMENT

Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws in effect regarding post-2017 NOLs for taxable years beginning after December 31, 2020, corporate NOLs cannot be carried back; are carried forward indefinitely; and are limited to 80% of taxable income for any tax year (computed without regard to the NOL deduction). However, there are special rules for non-life insurance companies, which remain subject to the pre-2018 NOL rules (i.e., a two-year carryback, a twenty-year carryforward, and no 80% limitation). NOLs generated by non-life insurance companies generally can reduce ordinary income tax paid in the prior two tax years or on future taxable income for up to twenty years, at which point they “expire” for such purposes. Until they expire, non-life insurance company NOLs can offset up to 100% of taxable income.

As of March 31, 2023, we had projected net operating loss carryforwards for federal tax purposes of approximately $141,269,000, (our “Current NOLs”). While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our voting equity, which includes (i) any stock, including shares of common stock issued by the Company, (ii) shares of preferred stock issued by the Company (other than preferred stock described in Section 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. Section 1.382-2T(h)(4)(v) or Treas. Reg. Section 1.382-4(d)(9)) to purchase securities of the Company (collectively, the “Company Securities”) increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently do not believe that an ownership change has occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully utilized or expire.

On July 7, 2023, the Board, subject to approval by stockholders, approved the Tax Asset Protection Amendment which would add a newly designated Article XIII to our Restated Articles of Incorporation. The purpose of the Tax Asset Protection Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Company Securities that could affect the percentage of Company Securities that is treated as being owned by a holder of 4.99% of our Company Securities. In addition, the Tax Asset Protection Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. It is important to note that the Tax Asset Protection Amendment can only provide limited protections and that an ownership change may occur even if stockholders approve the Tax Asset Protection Amendment. The Tax Asset Protection Amendment will not be put into effect unless and until it is approved by stockholders at the Annual Meeting holding a majority of the issued and outstanding Common Stock as of the Record Date.

Material Provisions of the Tax Asset Protection Amendment

The following description of the Tax Asset Protection Amendment is qualified in its entirety by reference to the complete text of the Tax Asset Protection Amendment, which is contained in Annex A to this Proxy Statement.

Please read the Tax Asset Protection Amendment in its entirety as the following description is only a summary of the material terms of the Tax Asset Protection Amendment.

Prohibited Transfers. The Tax Asset Protection Amendment generally will restrict any direct or indirect transfer of Company Securities (such as transfers that result from the transfer of interests in other entities that own our Company Securities) if the effect would be to:

•	increase the direct, indirect, or constructive ownership of our Company Securities by any Person (as defined below) from less than 4.99% to 4.99% or more of our Company Securities; or
•	increase the percentage of our Company Securities owned directly, indirectly, or constructively by a Person owning or deemed to own 4.99% or more of our Company Securities.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly, or constructively) of our Company Securities would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect, or constructive ownership of our Company Securities would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the Tax Asset Protection Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Company Securities owned directly, indirectly, or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Company Securities owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Company Securities. The Tax Asset Protection Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Company Securities, to provide all information reasonably requested regarding such person’s direct, indirect, or constructive ownership of our Company Securities.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Company Securities or prohibit ownership (thus requiring dispositions) of our Company Securities due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly, or constructively, owns our Company Securities. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Company Securities to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Tax Asset Protection Amendment, any direct or indirect transfer attempted in violation of the Tax Asset Protection Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Company Securities would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Tax Asset Protection Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, Company Securities purportedly acquired in violation of the Tax Asset Protection Amendment are referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Tax Asset Protection Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Tax Asset Protection Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use the NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer that does not involve a transfer of our securities within the meaning of Nevada law but that would cause a person to violate the Tax Asset Protection Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Tax Asset Protection Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the Tax Asset Protection Amendment permits otherwise prohibited transfers of our Company Securities where the transferee is a public group. In addition, our Board will have the discretion to approve a transfer of our Company Securities that will otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests (an “Approved Transfer”). If our Board decides to grant an Approved Transfer, that transfer or later transfers may result in an ownership change that could limit our use of the NOLs. In deciding whether to grant an Approved Transfer, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Tax Asset Protection Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board decides to grant an Approved Transfer, it may impose conditions on such waiver on the acquirer or selling party. No transaction that qualifies as an Approved Transfer shall constitute a Prohibited Transfer or otherwise be subject to the conditions or restrictions imposed on Transfers under this Article XIII. The Board has prospectively approved future transfers of Company Securities by the following individuals or entities as Approved Transfers: The Schwarz 2012 Family Trust, NCM Services, Inc., Newcastle Capital Group, L.L.C., Newcastle Capital Management, L.P., Newcastle Partners, L.P., Mark E. Schwarz, as well as any person, entity, or group that would be deemed an affiliate, associate, or beneficial owner of any Company Securities along with any of the foregoing.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend, or rescind bylaws, regulations, and procedures for purposes of determining whether any transfer of our securities would jeopardize our ability to use the NOLs.

Implementation and Expiration of the Tax Asset Protection Amendment

If our stockholders approve the Tax Asset Protection Amendment, we intend to file the Tax Asset Protection Amendment promptly with the Secretary of State of the State of Nevada, whereupon the Tax Asset Protection Amendment will become effective. We intend to enforce the restrictions in the Tax Asset Protection Amendment immediately thereafter to preserve the future use of the NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Tax Asset Protection Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Company Securities in uncertificated form, and to disclose such restrictions to the public generally.

The Tax Asset Protection Amendment would expire on our Board’s determination that the Tax Asset Protection Amendment is no longer necessary for the preservation of the NOLs either because of the repeal of Section 382 or any successor statute, or as our Board otherwise determines. Our Board may also accelerate the expiration date of the Tax Asset Protection Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Tax Asset Protection Amendment is no longer reasonably necessary for the preservation of the NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Tax Asset Protection Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Tax Asset Protection Amendment is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•	A court could find that part or all of the Tax Asset Protection Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Nevada law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Company Securities issued after the effectiveness of the Tax Asset Protection Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Nevada law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Company Securities in uncertificated form. For the purpose of determining whether a stockholder is subject to the Tax Asset Protection Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Tax Asset Protection Amendment that are proposed to be transferred were voted in favor of the Tax Asset Protection Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Tax Asset Protection Amendment unless a stockholder establishes that it did not vote in favor of the Tax Asset Protection Amendment. Nonetheless, despite these actions, a court still could find that the Tax Asset Protection Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•	Despite the adoption of the Tax Asset Protection Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382, including any transfers that are otherwise permitted or have been pre-approved by our Board as Approved Transfers.

Accordingly, we cannot assure you that an ownership change will not occur even if the Tax Asset Protection Amendment is made effective.

As a result of these and other factors, the Tax Asset Protection Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize the NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our Company Securities is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships, or other entities.
•	Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships, or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
•	Our redemption or buyback of our Company Securities will increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the Tax Asset Protection Amendment

Potential Effects on Liquidity. The Tax Asset Protection Amendment will restrict a stockholder’s ability to acquire, directly, indirectly, or constructively, additional shares of our Company Securities in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Company Securities may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Company Securities may become subject to the restrictions of the Tax Asset Protection Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Company Securities approaches the restricted levels.

Potential Impact on Value. If the Tax Asset Protection Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the Tax Asset Protection Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Company Securities in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Company Securities and certain institutional holders who may not be comfortable holding our Company Securities with restrictive legends, may not choose to purchase our Company Securities, the Tax Asset Protection Amendment could depress the value of our Company Securities in an amount that could more than offset any value preserved from protecting the NOLs.

Potential Anti-Takeover Impact. The reason our Board approved the Tax Asset Protection Amendment is to protect the significant potential long-term tax benefits presented by the NOLs. The Tax Asset Protection Amendment is not intended to prevent a takeover of the Company. However, the Tax Asset Protection Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Company Securities and the ability of persons, entities or groups now owning more than 4.99% of our Company Securities to acquire additional shares of our Company Securities without the approval of our Board. Accordingly, the overall effects of the Tax Asset Protection Amendment, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

IMPACT ON HOLDERS OF OUR COMMON STOCK VOTING AT THE ANNUAL MEETING

Effect of the Tax Asset Protection Amendment If You Vote For It and Already Directly, Indirectly, or Constructively Own More Than 4.99% of our Company Securities. If you already own more than 4.99% of our Company Securities, you would be able to transfer shares of our Company Securities only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Company Securities or create a new holder of 4.99% or more of our Company Securities. You will also be able to transfer your shares of our Company Securities through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Tax Asset Protection Amendment’s transfer restrictions.

Effect of the Tax Asset Protection Amendment If You Vote For It and Directly, Indirectly, or Constructively Own Less Than 4.99% of our Company Securities. The Tax Asset Protection Amendment will apply to you, but, so long as you own less than 4.99% of our Company Securities you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Company Securities.

WHAT ARE WE ASKING YOU TO APPROVE?

At the 2023 Annual Meeting the Board will submit the following resolution to the stockholders for a vote to approve the Tax Asset Protection Amendment:

“RESOLVED, that the stockholders hereby approve the amendment of the Company’s Restated Articles of Incorporation to include the text set forth in Annex A to this Proxy Statement provided to stockholders in connection with this annual meeting of stockholders as a new Article XIII to such Articles.”

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to adopt the Tax Asset Protection Amendment in order to help prevent an ownership change that would impair our ability to utilize the NOLs. If the Tax Asset Protection Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

The Board recommends a vote FOR approval of the Tax Asset Protection Amendment to the Restated Articles of Incorporation.

PROPOSAL 2

AMENDMENT OF THE COMPANY’S

RESTATED ARTICLES OF INCORPORATION

TO CREATE A NEW CLASS OF COMMON STOCK AND

AUTHORIZE SHARES OF BLANK CHECK PREFERRED STOCK

We are requesting our stockholders approve and adopt an amendment to the Company’s Restated Articles of Incorporation (the “Capital Authorization Amendment”) in order to authorize the issuance of (a) 200,000,000 shares of a newly created class of common stock to be named “Class A Common Stock” and (b) 10,000,000 shares of preferred stock, with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred”).

BACKGROUND AND PURPOSE OF THE AMENDMENT

We are subject to insurance regulation in the jurisdictions in which we transact insurance through our licensed insurance carriers and producer subsidiaries in the United States. Insurance regulatory authorities have broad administrative powers to regulate all aspects of an insurance carrier or producer’s business. Regulations to which our licensed insurance carriers and producer subsidiaries are subject include, but are not limited to, prior approval of transactions in our equity securities resulting in a change of “control”. Ownership of common stock with 10% or more voting rights is defined as “control” as such term is used in the Insurance Holding Company System Regulatory Act as administered by The Texas Department of Insurance. Ownership of preferred stock, subject to its terms and conditions, including voting rights, may also constitute “control” as such term is used in the Insurance Holding Company System Regulatory Act as administered by The Texas Department of Insurance. The authorization to issue equity securities with characteristics different from our Common Stock, including different voting rights, may enhance the Company’s opportunities to raise equity capital in the future.

PURPOSE OF THE AUTHORIZATION OF CLASS A COMMON STOCK

The Capital Authorization Amendment would, in part, permit the Board to issue in the future shares of either Common Stock or up to 200,000,000 shares of Class A Common Stock that would have the same rights and privileges and rank equally, share ratably, and be identical in all respects as to all matters other than as set forth below:

SUMMARY OF CAPITAL AUTHORIZATION AMENDMENT

The following is a summary of the material features of the Capital Authorization Amendment, a copy of which is contained in full in Annex B, attached hereto.

Please read the Capital Authorization Amendment in its entirety as the following description is only a summary of the material terms of the Capital Authorization Amendment.

Voting Rights

Holders of shares of Common Stock and Class A Common Stock have identical rights, except that holders of shares of Common Stock are entitled to one vote per share and holders of shares of Class A Common Stock are entitled to 1/ 10,000th of one vote per share. Holders of shares of Common Stock and Class A Common Stock would vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The holders of shares of Common Stock and Class A Common Stock do not have the right to vote separately as a single class if the number of authorized shares of such class is increased or decreased. Rather, the number of authorized shares of Common Stock and Class A Common Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock and Class A Common Stock, voting together as a single class.

Dividends

Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of shares of Common Stock and Class A Common Stock will be entitled to share equally, on a per share basis, in any dividends that our Board of Directors may determine to issue from time to time. In the event that a dividend is paid in the form of shares of Common Stock or Class A Common Stock, or rights to acquire shares of Common Stock or Class A Common Stock, (1) the holders of shares of Common Stock shall receive Common Stock, or rights to acquire shares of Common Stock, as the case may be; (2) the holders of shares of Class A Common Stock shall receive shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, as the case may be.

Liquidation Rights

Upon our liquidation, dissolution or winding-up, the holders of shares of Common Stock and Class A Common Stock shall be entitled to share equally in all assets remaining after the payment of any liabilities and the liquidation preferences on any outstanding preferred stock.

Conversion

Shares of Class A Common Stock are not convertible into any other shares of our capital stock. Each share of Common Stock is convertible at any time at the option of the holder into one share of Class A Common Stock upon written notice to our transfer agent. Shares of Common Stock that are converted into shares of Class A Common Stock shall be retired and may not be reissued. No class of our capital stock may be subdivided or combined unless the other classes of capital stock are concurrently subdivided or combined in the same proportion and in the same manner.

Fundamental Transactions

In the event of any merger, consolidation, or other business combination requiring the approval of our stockholders entitled to vote thereon (whether or not we are the surviving entity), the holders of shares of Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of shares of Class A Common Stock, and the holders of shares of Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of shares of Common Stock. In the event of any (1) tender or exchange offer to acquire any shares of Common Stock or Class A Common Stock by any third party pursuant to an agreement to which we are a party, or (2) any tender or exchange offer by us to acquire any shares of Common Stock or Class A Common Stock, the holders of shares of Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of shares of Class A Common Stock, and the holders of shares of Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of shares of Common Stock.

Impact on Holders of our Common Stock Voting at the Annual Meeting

If the Capital Authorization Amendment is approved, the Company could issue shares of the Class A Common stock that while not being materially dilutive in terms of voting power would effectively dilute the rights of holders of our legacy Common Stock with respect to the right to receive amounts to be distributed to the Common Stockholders with respect to the Board’s approval of any dividends of Common Securities; upon a liquidation or dissolution of the Company; or upon consideration upon the consummation of a merger, sale of substantially all of the Company’s assets, or other fundamental corporate transactions.

PURPOSE OF AUTHORIZATION OF BLANK CHECK PREFERRED STOCK

The Capital Authorization Amendment would permit the Board to issue, without approval by our stockholders, up to a total of 10,000,000 shares of preferred stock in one or more series. Our Board of Directors may establish the number of shares to be included in each such series and may fix the designations, preferences, powers, and other rights, and any qualifications, limitations or restrictions of the shares of a series of preferred stock. Our Board of Directors could authorize the issuance of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of Common Stock and/or the Class A Common Stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of our Common Stock.

The particular terms of any series of preferred stock offered by us may include:

•	the number of shares of the preferred stock being offered;
•	the title and liquidation preference per share of the preferred stock;
•	the purchase price of the preferred stock;
•	the dividend rate or method for determining the dividend rate;
•	the dates on which dividends will be paid;
•	whether dividends on the preferred stock will be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to accumulate;
•	any redemption or sinking fund provisions applicable to the preferred stock;
•	any securities exchange on which the shares would be qualified for trading; or
•	any additional dividend, liquidation, redemption, sinking fund and other rights and restrictions applicable to the preferred stock.

Holders of preferred stock will be entitled to receive, when, as, and if declared by our Board of Directors, the dividends, whether cash or in-kind or in shares of additional securities of the Company, at the rates and on the dates established by such series of preferred stock. Dividend rates may be fixed or variable or both. Different series of preferred stock may be entitled to dividends at different dividend rates or based upon different methods of determination.

Impact on Holders of our Common Stock Voting at the Annual Meeting

While the ability of the Board to issue shares of Blank Check Preferred cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of Blank Check Preferred Stock, it is likely that any series of preferred stock so designated will have one or more material features that are superior to one or both classes of our Common Securities and/or previously designated and issued classes of preferred stock.

Furthermore, the ability to authorize undesignated preferred stock makes it possible for our Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring or preventing hostile takeovers or delaying or preventing changes in control or management of our company.

WHAT ARE WE ASKING YOU TO APPROVE?

At the 2023 Annual Meeting the Board will submit the following resolution to the stockholders for a vote to approve the Capital Authorization Amendment:

“RESOLVED, that the stockholders hereby approve the Amendment of the Company’s Restated Articles of Incorporation to amend and restate Article IV in its entirety with the text set forth in Annex B to the Proxy Statement provided to stockholders in connection with this annual meeting of stockholders.”

The Board believes that the adoption the Capital Authorization Amendment is appropriate and that it will provide authorized capital that will be attractive for investors and provide the Company with the flexibility needed for future capital raising endeavors. If the Capital Authorization Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

The Board recommends a vote FOR approval of the Capital Authorization Amendment to the Restated Articles of Incorporation.

PROPOSAL 3

APPROVAL TO ADJOURN MEETING TO SOLICIT ADDITIONAL PROXIES

If at the Annual Meeting, the number of shares entitled to vote present or represented and voting in favor of both Proposal 1 and Proposal 2 is insufficient to approve such proposal, the Company would like the discretionary authority from our stockholders so that the Company has the ability to move to adjourn the Annual Meeting (the “Discretionary Adjournment”). In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposals.

If our stockholders approve the adjournment, postponement, or continuation proposal, we could adjourn, postpone, or continue the Annual Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1 – The Tax Asset Protection Amendment and Proposal 2 - The Capital Authorization Amendment. This could include the Board’s solicitation of proxies from stockholders that have previously voted against either or both such proposals. Even if proxies representing a sufficient number of votes against Proposal 1 or Proposal 2 has been received, you are authorizing us to adjourn, postpone, or continue the Annual Meeting without a vote on Proposal 1 or Proposal 2 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of either proposal.

WHAT ARE WE ASKING YOU TO APPROVE?

In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors the ability to call for a Discretionary Adjournment of the Annual Meeting. The affirmative vote or consent of the holders of at least a majority of the votes cast at the Annual Meeting is required for the approval of any such adjournment. The Board recommends the stockholders grant this discretionary authority, if necessary, to permit it to solicit approvals of the charter amendments set forth in Proposals 1 and 2, which the Board believes will benefit the Company.

The Board recommends that you vote “FOR” Proposal 3.

PROPOSAL 4

ELECTION OF DIRECTORS

At the Annual Meeting, four directors will be elected for a term expiring at the 2024 annual meeting of the Company’s stockholders or when their successors are elected and qualified. Cumulative voting is not permitted in the election of directors. If the number of nominees exceeds the number of directors to be elected, then directors will be elected by a plurality of the votes cast. Otherwise, the election of each director will require the affirmative vote of the holders of a majority of the shares of Common Stock actually voted. An incumbent director who is nominated but does not receive the affirmative vote of a majority of the shares actually voted will continue to serve as a director until deemed removed on the earlier of (a) ninety (90) days following the date of the Annual Meeting, or (b) the date on which the remaining directors select an individual to fill the prospective vacancy.

The Board has proposed the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any other executive officer of the Company. The Board has determined that all of its nominees other than Mark E. Schwarz meet the current independence requirements of The Nasdaq Stock Market (“Nasdaq”).

In the absence of instructions to the contrary, shares represented by proxy will be voted FOR the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board.

The Board recommends a vote FOR election of each nominee below.

Name	Age	Director Since	Current Position(s) with the Company
Mark E. Schwarz	62	2001	Director, Executive Chairman

Scott T. Berlin	53	2001	Director

Mark E. Pape	72	2016	Director

Doug Slape	57	2022	Director

Mark E. Schwarz was elected Executive Chairman of the Company in August 2006 and became President and Chief Executive Officer on February 12, 2021, subsequently relinquishing his President role on January 9, 2022, and then his Chief Executive Officer role on March 16, 2023. He continues to serve in his role as Executive Chairman. He previously served as Chief Executive Officer of the Company from January 2003 until August 2006, and as President from November 2003 through March 2006. Since 1993, Mr. Schwarz has indirectly controlled Newcastle Partners, L.P., a private investment firm. Mr. Schwarz presently serves as Chairman of the boards of directors of Rave Restaurant Group, Inc., an operator and franchisor of pizza restaurants; and Wilhelmina International, Inc., a model management and talent representation company. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company. (See, Principal Stockholders and Stock Ownership of Management.)

Scott T. Berlin is currently serving on the board of Newguard Plastic Cards, LLC, a manufacturer of plastic cards for use as hotel keys and gift cards. From June 2017 to June 1, 2022, Mr. Berlin served as the President of Mason Structural Steel, LLC, a fabricator of structural steel and distributor of building products. From 2016 to 2017, he was the Director of Business Development of Ullman Oil Company, LLC, a supplier of heating oil, commercial fuels, industrial lubricants, greases and coolants. During portions of 2015, Mr. Berlin served in a financial restructuring role as President of JC Fodale Energy Services, LLC, an oilfield services company. Subsequently, in February 2016, JC Fodale Energy Services, LLC filed a voluntary petition for liquidation under Chapter 7 of the United States Bankruptcy Code. From 1997 to 2015, he was a Managing Director and principal of Brown, Gibbons, Lang & Company, an investment banking firm serving middle market companies, where he focused on the corporate finance and mergers/acquisitions practice. Prior to joining Brown, Gibbons, Lang & Company, Mr. Berlin was a lending officer in the Middle Market Group at The Northern Company. The Board believes that Mr. Berlin should serve as a director of the Company due to his general background in investment banking and his particular experience in advising public and private companies and their boards in merger, acquisition and financing transactions.

Mark E. Pape has served, since September 2022, as the Chief Financial Officer of Factory Intelligent Solutions, LLP, the parent company of LossExpress, LLP, a provider of total claims loss software solutions for auto insurers. Previously, he had served as the Chairman of the boards of directors of H2Options, Inc., a water conservation design/installation firm, since 2009, and U.S. Rain Group, Inc., a private equity company investing in water conservation opportunities, since 2013.  He is also currently a director and chairman of the audit committee of Wilhelmina International, Inc., a model management and talent representation company. He served as the Chief Financial Officer of Oryon Technologies, Inc., a lighting technology company, from 2010 to 2014, and as a director from 2012 to January 2014.  Oryon Technologies, Inc. filed a petition under Chapter 11 of the federal Bankruptcy Code in May 2014. Mr. Pape served as a partner at Tatum LLC, an executive services firm, from 2008 to 2009.  From 2005 to 2007, he served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a property/casualty insurance company specializing in non-standard automobile insurance and served on its board of directors and audit committee from 2004 to 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, during 2005; as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from 2002 to 2005; as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from 1999 to 2001; as Vice President-Planning for Torchmark Corporation, a life/health insurance holding company, from 1998 to 1999; as Senior Vice President and Chief Financial Officer of United Dental Care, Inc., a dental benefits insurance company, from 1995 to 1997; and as Executive Vice President and Chief Financial Officer of American Income Holding, Inc., a life insurance company, from 1991 to 1994. Previously, Mr. Pape was engaged in investment banking from 1979 to 1991 with First City National Bank of Houston, Merrill Lynch Capital Markets Group, the First Boston Corporation and then Bear, Stearns & Co. He began his career in 1974 as an auditor with KPMG LLP. He is a certified public accountant licensed in Texas. The Board believes that Mr. Pape should serve as a director due to his leadership and operational skills developed as a business executive, his background in finance and financial services, and his experience as a director of both private and public companies.

Doug Slape has since August 2022 been the owner of JD & Associates Advisory Services, LLC, providing consulting and expert witness services to clients within the insurance industry.  Mr. Slape retired in March 2022 from the Texas Department of Insurance, the state agency regulating the Texas insurance market, after a career spanning more than 33 years. Mr. Slape served as the Chief Deputy Commissioner of TDI from 2018 to 2022. He was also Acting Commissioner of Insurance from 2020 to 2021. Previously, Mr. Slape had served as Deputy Commissioner of Financial Regulation (2015-2018), Chief Financial Analyst (2007-2015), and Assistant Chief Examiner for Information Systems Examinations (2001-2007). He began his career at TDI as a Financial Examiner from 1988 to 2001. He is a Certified Financial Examiner. The Board believes that Mr. Slape should serve as a director due to his extensive background in insurance regulation and financial analysis, and his executive leadership experience.

PROPOSAL 5

ADVISORY VOTE ON SAY-ON-PAY RESOLUTION

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-21 promulgated by the Securities and Exchange Commission (“SEC”) thereunder, require the Company to (i) at least once every three years, present to the stockholders a non-binding, advisory vote on a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the stockholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation. In accordance with the majority vote at the Company’s 2017 Annual Meeting of Stockholders, the Board has determined to provide the stockholders an opportunity to approve executive compensation every year. Accordingly, at the 2023 Annual Meeting the Board will submit to the stockholders for a non-binding, advisory vote the following Say-On-Pay Resolution:

“RESOLVED, that the stockholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2023 Proxy Statement, including the compensation tables and narrative discussion.”

The advisory vote on the Say-On-Pay Resolution is intended to address the overall compensation of the Company’s executive officers rather than any specific element or amount of compensation. This advisory vote on the Say-On-Pay Resolution is not binding on the Board or the Company. However, the Compensation Committee will take into account the results of the advisory vote on the Say-On-Pay Resolution when considering future executive compensation arrangements.

The Board recommends a vote FOR approval of the Say-On-Pay Resolution.

A vote on the frequency of future such resolutions to approve executive compensation is also being submitted to the stockholders at the Annual Meeting and will be submitted again to the stockholders not later than the 2029 Annual Meeting of Stockholders.

PROPOSAL 6

ADVISORY VOTE ON SAY-ON-FREQUENCY PROPOSAL

As also required by Section 14A of the Exchange Act and Rule 14a-21 promulgated by the SEC, at the Annual Meeting the Board will submit to the stockholders for a non-binding, advisory vote the following Say-On-Frequency Proposal:

“RESOLVED, that the frequency with which the Company shall submit to its stockholders for an advisory vote a resolution approving the compensation of its named executive officers shall be either (select one): (i) every year; (ii) every two years; or (iii) every three years.”

This advisory vote on the Say-On-Frequency Proposal is not binding on the Board or the Company. However, the Board will take into account the results of the advisory vote on the Say-On-Frequency Proposal when scheduling future advisory votes on resolutions to approve the compensation of the Company’s named executive officers.

The Board recommends a vote on the Say-On-Frequency Proposal of EVERY THREE YEARS.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.

BOARD OF DIRECTORS

Leadership Structure and Risk Oversight

Mark E. Schwarz serves as the Executive Chairman of the Company. He had previously also served as Chief Executive Officer of the Company, which he relinquished on March 16, 2023. In both roles he functioned as the chairman of the Board and an executive officer with responsibilities for day-to-day leadership and strategy, as well as management of the Company’s investment portfolio. (See, Principal Stockholders and Stock Ownership of Management.)

The Board is responsible for providing general oversight over all of the Company’s strategies, operations and affairs, including its management of risk. The Board and its standing committees regularly discuss material risk exposures, the potential impact of such exposures on the Company and the efforts of management to mitigate the identified risks. The Company has adopted enterprise risk management policies based on the Integrated Framework of the Committee of Sponsoring Organizations. Executive management periodically report on the Company’s risk management policies and practices to the Board and relevant standing committees. The Audit Committee reviews the Company’s major financial risk exposures and a number of operational, compliance and strategic risks, including steps to monitor and manage those risks. The Nomination and Governance Committee also monitors the Company’s corporate governance and certain compliance risks, while the Compensation Committee is primarily responsible for oversight of risks associated with employee relations and compensation strategy. The Board believes that its leadership structure supports the ability of the Board to effectively oversee the risk management policies and procedures of the Company.

Board Composition

The Board is presently composed of Mark E. Schwarz, Scott T. Berlin, Doug Slape, and Mark E. Pape. None of these directors was selected on the basis of any special arrangement or understanding with any other person. None of these directors bears any family relationship to any other director or to any other executive officer of the Company. The Board has determined that all of the incumbent directors other than Mr. Schwarz meet the current Nasdaq independence requirements. Information concerning the business experience of each of the director nominees is provided under Election of Directors.

Board Committees

Standing committees of the Board include the Audit Committee, the Nomination and Governance Committee, and the Compensation Committee. Messrs. Berlin, Slape, and Pape currently serve on the standing committees set forth below. Mr. Schwarz does not presently serve on any of these standing committees.

	Audit Committee	Nomination & Governance Committee	Compensation Committee
Scott T. Berlin	X	X	X
Doug Slape	X	X	X
Mark E. Pape	X		X

Audit Committee. Mark E. Pape currently serves as chairman of the Audit Committee. The Board has determined that all members of the Audit Committee satisfy the current independence and experience requirements of Nasdaq and the SEC. The Board has also determined that Mr. Pape satisfies the requirements for an “audit committee financial expert” under applicable rules of the SEC and has designated Mr. Pape as its “audit committee financial expert.”

The Audit Committee oversees the conduct of the financial reporting processes of the Company, including (i) reviewing with management and the outside auditors the audited financial statements included in the Company’s Annual Report, (ii) reviewing with management and the outside auditors the interim financial results included in the Company’s quarterly reports filed with the SEC, (iii) discussing with management and the outside auditors the quality and adequacy of internal controls, and (iv) reviewing the independence of the outside auditors. (See, Audit Committee Report.) A copy of the Amended and Restated Audit Committee Charter is available for review on the Company’s website at www.hallmarkgrp.com. The Audit Committee met nine times during 2022.

Nomination and Governance Committee. Scott T. Berlin currently serves as chairman of the Nomination and Governance Committee. The Nomination and Governance Committee is responsible for advising the Board about the appropriate composition of the Board and its committees, identifying and evaluating candidates for Board service, recommending director nominees for election at annual meetings of stockholders or for appointment to fill vacancies, and recommending the directors to serve on each committee of the Board. The Nomination and Governance Committee is also responsible for periodically reviewing and making recommendations to the Board regarding corporate governance policies and responses to stockholder proposals. A copy of the Nomination and Governance Committee Charter is available for review on the Company’s website at www.hallmarkgrp.com. The Nomination and Governance Committee met once during 2022.

The Nomination and Governance Committee strives to identify and attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders. The Nomination and Governance Committee has not established any policy regarding specific minimum qualifications that must be met by a director nominee. However, factors considered in evaluating potential candidates include educational achievement, managerial experience, business acumen, financial sophistication, insurance industry expertise and strategic planning and policy-making skills. Depending upon the current needs of the Board, some factors may be weighed more or less heavily than others in the deliberations. The Nomination and Governance Committee evaluates the suitability of a potential director nominee on the basis of written information concerning the candidate, discussions with persons familiar with the background and character of the candidate, and personal interviews with the candidate.

The Nomination and Governance Committee will consider candidates for nomination to the Board from any reasonable source, including stockholder recommendations. The Nomination and Governance Committee does not evaluate candidates differently based on the source of the proposal. The Nomination and Governance Committee has not used, and has no present intention to use, consultants or search firms to assist in the process of identifying and evaluating director candidates.

Stockholders may recommend director candidates for consideration by the Nomination and Governance Committee by writing to its chairman in care of the Company’s headquarters in Dallas, Texas, giving the candidate’s name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. The Nomination and Governance Committee has not implemented any formal procedures for consideration of director nominees submitted by stockholders of the Company. The Nomination and Governance Committee has not received any recommendations of nominees for election to the Board at the 2023 Annual Meeting from any person or group beneficially owning more than five percent of the Common Stock.

Compensation Committee. Mark E. Pape currently serves as chairman of the Compensation Committee. The Compensation Committee reviews, evaluates and recommends to the Board compensation policies of the Company with respect to directors, executive officers and senior management. The Compensation Committee also administers the Company’s 2015 Long Term Incentive Plan (the “2015 LTIP”). A copy of the Compensation Committee Charter is available for review on the Company’s website at www.hallmarkgrp.com. The Compensation Committee met six times during 2022.

The Compensation Committee has the authority to approve the compensation of the directors, executive officers and senior management of the Company. The Compensation Committee also has the authority to grant equity awards under the 2015 LTIP. The Compensation Committee does not delegate any of its authority to any other person. The Executive Chairman and Chief Executive Officer of the Company provide recommendations to the Compensation Committee concerning most of these compensation decisions. Neither the Company nor the Compensation Committee currently engages any consultant to assist in the review of director or executive officer compensation.

Attendance at Meetings

The Board held nine meetings during 2022. Various matters were also approved by the unanimous written consent of the directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such director served. The Company has no formal policy with respect to the attendance of Board members at the Annual Meeting but encourages all incumbent directors and all director nominees to attend each annual meeting of stockholders. All directors attended the Company’s 2022 Annual Meeting of Stockholders.

Board Diversity Matrix

The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of July 10, 2023.

Board Diversity Matrix as of July 10, 2023
Total Number of Directors: 4
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	0	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Compensation of Directors in 2022 Fiscal Year

The Company’s standard compensation arrangement for each non-employee director is currently a $30,000 annual retainer plus a fee of $1,500 for each Board meeting attended in person or telephonically and a fee of $750 for each committee meeting attended in person or telephonically. The chairman of the Audit Committee also receives an additional $7,500 annual retainer. No other cash compensation was paid to any non-employee director during 2022. The Compensation Committee also periodically grants stock options to the directors of the Company. However, no stock options were granted to any of the non-employee directors of the Company during 2022.

The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Scott T. Berlin	$54,000	---	---	$54,000
Doug Slape	$30,917	---	---	$30,917
Mark E. Pape	$57,750	---	---	$57,750

Stockholder Communications

The Board believes that, in light of the accessibility of its directors to informal communications, a formal process for stockholders to communicate with directors is unnecessary. Any stockholder communication sent to the Board, either generally or in care of the Executive Chairman, will be forwarded to members of the Board without screening. Any stockholder communication to the Board should be addressed in care of the Executive Chairman and transmitted to the Company's headquarters in Dallas, Texas. In order to assure proper handling, the transmittal envelope should include a notation indicating “Board Communication” or “Director Communication.” All such correspondence should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or only specified directors. The Executive Chairman will circulate all such correspondence to the appropriate directors.

EXECUTIVE OFFICERS

The following persons are currently the only executive officers of the Company:

Name	Age	Position(s) with the Company
Mark E. Schwarz	62	Director and Executive Chairman

Christopher J. Kenney	60	President & Chief Executive Officer, Chief Financial Officer and Secretary

Each executive officer serves at the will of the Board. No executive officer was selected on the basis of any special arrangement or understanding with any other person. No executive officer bears any family relationship to any other executive officer or to any other director or nominee for director of the Company. No director, nominee for director or executive officer of the Company has been involved in any legal proceedings that would be material to an evaluation of the management of the Company. Information concerning the business experience of Mark E. Schwarz is provided under Election of Directors.

Christopher J. Kenney was promoted to the office of President on January 9, 2023, and to the office of Chief Executive Officer on March 16, 2023, and has served as Chief Financial Officer of the Company since May 2022. Previously, Mr. Kenney had served as Chief Accounting Officer of the Company since 2021 and Senior Vice President of Accounting of the Company since 2004. From 2003 to 2004, he served as Senior Vice President of Accounting for Affirmative Insurance Holdings, Inc. From 2000 to 2003, Mr. Kenney served as Controller of Associates Insurance Group, a subsidiary of The Travelers Companies, Inc. From 1994 to 2000, he served in various accounting roles with Associates Insurance Group, the insurance division of Associates First Capital Corporation, rising to the position of Controller. Mr. Kenney is a Certified Public Accountant licensed in Texas.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2022, and 2021 concerning the compensation of every person who served as an executive officer of the Company at any time during 2022 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[1]	All Other Compensation ($)[2]	Total ($)
Mark E. Schwarz Executive Chairman; Chief Executive Officer[3]; Director	2022 2021	450,000 195,000	500,000 ---	432,246 450,709	25,324 4,388	1,407,570 650,097
Christopher J. Kenney President & Chief Executive Officer; Chief Financial Officer[4]	2022 2021	375,000 268,750	175,000 75,000	176,355 161,793	25,778 12,408	752,133 517,951

[1]	Reflects the fair value of restricted stock unit awards estimated on the date of grant based on the probable outcome of certain performance conditions. Assumptions used in calculating the grant date fair value are included in Note 13 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2022. Assuming that the highest level of performance conditions will be achieved, the grant date fair value of the 2022 awards would be $689,699 for Mr. Schwarz and $287,378 for Mr. Kenney, and for the 2021 awards would be $745,643 for Mr. Schwarz and $267,667 for Mr. Kenney.

[2]	Represents the employee portion of life, disability and health insurance premiums paid by the Company and the Company’s matching contributions to employee 401(k) accounts.

[3]	Mr. Schwarz resigned as Chief Executive Officer on March 16, 2023, and retains his position as Executive Chairman.

[4]	Mr. Kenney was promoted to Chief Financial Officer of the Company effective May 27, 2021; to President on January 9, 2022; and to Chief Executive Officer on March 16, 2023.

Employment Agreements

In connection with the grant of restricted stock units during 2015, the Company entered into a Confidentiality and Non-Solicitation Agreement with Mr. Kenney pursuant to which severance is payable in an amount equal to at least six months of base salary in the event that he has been terminated from employment without cause. The Company does not otherwise have employment agreements with any of its current executive officers.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning all equity awards to the Named Executive Officers which were outstanding as of December 31, 2022, consisting of unexercised stock options and unvested restricted stock units granted under the 2005 LTIP and the 2015 LTIP.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options					Number of Unearned Shares Underlying	Market Value of Unearned Shares Underlying
Name	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Award Date[1]	Restricted Stock Units That Have Not Vested (#)[2]	Restricted Stock Units That Have Not Vested ($)[2]
Mark E. Schwarz	--	--	--	--	12/21/2021	6,369	36,938
	--	--	--	--	4/01/2022	6,189	35,899
Christopher J. Kenney	--	--	--	--	12/21/2022	2,286	13,260
	--	--	--	--	4/01/2022	2,583	14,980

[1]	Restricted stock units awarded in 2021 vest up to 50% on March 31, 2024, up to a cumulative 80% on March 31, 2025, and up to a cumulative 100% on March 31, 2026. Restricted stock units awarded in 2022 vest up to 50% on March 31, 2025, up to a cumulative 80% on March 31, 2026, and up to a cumulative 100% on March 31, 2027.
[2]	Based on achieving the threshold performance criteria and the closing market price of the Company’s common stock of $5.80 on December 31, 2022 (which price per share does take into account the effect of the Company’s 10:1 reverse stock split, which was effective on January 1, 2023).

Equity Compensation Plan Information

The following table sets forth information regarding shares of the Common Stock authorized for issuance under the Company’s equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column (a)][1]
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—
Equity compensation plans not approved by security holders	—	—	89,033
Total	—	$—	89,033

[1]	Securities remaining available for future issuance are net of a maximum of 103,974 shares of common stock issuable pursuant to outstanding restricted stock units, subject to applicable vesting requirements and performance criteria. See Note 13 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2022.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) each Named Executive Officer, director, and nominee of the Company, (ii) all Named Executive Officers and directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Except as otherwise indicated, (a) the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company except as indicated, and (c) the current directors and executive officers have not pledged any of such shares as security.

Stockholder	No. of Shares Beneficially Owned	Percent of Class Beneficially Owned[1]
Mark E. Schwarz[2]	505,551	27.8

Christopher J. Kenney	535	*

Scott T. Berlin	4,525	*

Mark E. Pape	---	---

Doug Slape	---	---

All Named Executive Officers and directors, as a group (6 persons)	510,611	28.1

Newcastle Partners, L.P.[3]	373,044	20.5

NCM Services, Inc.[4]	94,971	5.2

Brent D. Baird[5]	119,324	6.6

*	Represents less than 1%.
[1]	Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. Percentage of beneficial ownership is based on 1,818,482 shares of Common Stock issued outstanding as of July 10, 2023, which reflects the 1:10 reverse stock split that became effective on January 1, 2023. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
[2]	Includes 20,258 shares owned by Mr. Schwarz, 94,971 shares owned by NCMS, 17,278 shares owned by NCM and 373,044 shares owned by the Newcastle Fund. (See, Certain Relationships and Transactions.)
[3]	Does not include shares directly owned by Mark E. Schwarz, NCMS or NCM. (See, Certain Relationships and Transaction and Note 1, above.)
[4]	Does not include shares directly owned by Mark E. Schwarz, NCM or the Newcastle Fund. (See, Certain Relationships and Transaction and Note 1, above.)
[5]	Mr. Baird’s address is 25 Melbourne Place, Buffalo, New York 14222.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board in accordance with applicable rules of the SEC and Nasdaq. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.hallmarkgrp.com.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is authorized to retain outside counsel, auditors or other experts for this purpose. Subject to any action that may be taken by the full Board, the Audit Committee also has the authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent registered public accountants.

The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The role of the Audit Committee is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) AS 1301, Communications with Audit Committees. The Audit Committee received from the independent registered public accountants the written disclosures regarding independence required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent registered public accountants their independence.

Based on the Audit Committee's review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2022.

Respectfully submitted by the Audit Committee:
Mark E. Pape (chairman)
Scott T. Berlin
Doug Slape

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Executive Chairman of the Company, Mark E. Schwarz, is the sole trustee of the Schwarz 2012 Family Trust (“Schwarz Trust”), which entity is the sole stockholder of NCM Services, Inc. (“NCMS”), which entity is the sole member of Newcastle Capital Group, L.L.C. (“NCG”), which entity is the sole general partner of Newcastle Capital Management, L.P. (“NCM”), which entity is the sole general partner of Newcastle Partners, L.P. (“Newcastle Fund”). As a result of these relationships, Mr. Schwarz has sole investment and voting control over the shares of Common Stock beneficially owned by NCMS, NCM and the Newcastle Fund, which collectively are the largest holders of the Common Stock of the Company. (See, Principal Stockholders and Stock Ownership of Management.)

Also, as a result of these relationships, the Company, Mr. Schwarz, NCG, NCM and the Newcastle Fund may be deemed a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to their respective investments in Rave Restaurant Group, Inc. (“Rave”), an operator and franchisor of pizza restaurants in which Mr. Schwarz serves as Chairman of the board of directors. The Company previously owned an aggregate of 2,246,086 shares of the common stock of Rave, which it acquired at an average price of $1.52 per share in the open market, in stockholder rights offerings and upon conversion of 4% Convertible Senior Notes due 2022. On December 7, 2022, the Company’s audit committee authorized one of its members, Mr. Pape, to dialog with the chairman of the audit committee of Rave to explore the potential for Rave to repurchase the shares then held by the Company. The Audit Committee approved the sale of the Rave shares on terms that included a negotiated sale price based on the average closing price of Rave common stock for the 15 trading days preceding the closing of the repurchase. On December 21, 2022, Rave repurchased all of these shares for an aggregate price of $3,593,738, or $1.60 per share. As a result, the Company no longer owns any shares of the outstanding common stock of Rave. The Company has no other financial transactions, arrangements or relationships with Rave.

In connection with Proposal 1 and the adoption of the Tax Asset Protection Amendment, the provisions of that amendment provide for Approved Transfers that would not be subject to that amendment’s restrictions on transfer. Our Board has prospectively designated future transfers by any of the Schwarz Trust, NCMS, NCG, NCM, Newcastle Fund, as well as Mark E. Schwarz, who currently serves as our Executive Chairman, and beneficially owns any shares of our Common Stock held by any of the aforementioned entities.

CODE OF ETHICS

The Board has adopted a Code of Ethics applicable to all of the Company’s employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with the Company, its competitors and others; full, fair and accurate disclosure to the public; and procedures for compliance with the Code of Ethics. This Code of Ethics is posted on the Company’s website at www.hallmarkgrp.com.

DELINQUENT SECTION 16(a) REPORTS

The Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons and information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2022.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On March 12, 2020, the Company engaged Baker Tilly Virchow Krause, LLP (“BT”) as its independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2019. Representatives of BT are not expected to be present at the Annual Meeting, to be available to respond to appropriate questions or to have an opportunity to make a statement.

The following table presents fees for professional services rendered by BT for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021, and 2020, respectively, as well as fees billed for other services rendered by BT during each of such periods.

	Fiscal 2022	Fiscal 2021
Audit Fees	1,442,078	1,383,879
Audit-Related Fees	---	---
Tax Fees	---	---
All Other Fees	---	---

The current policy of the Audit Committee is to review and approve all proposed audit and non-audit services prior to the engagement of independent registered public accountants to perform such services. Review and approval of such services generally occur at the Audit Committee’s regularly scheduled quarterly meetings. In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee has delegated to its chairman the authority to approve audit and non-audit services. Any audit or non-audit services approved pursuant to such delegation of authority must be reported to the full Audit Committee at its next regularly scheduled meeting. During fiscal 2022 and 2021, all audit and non-audit services performed by BT were in accordance with the policies and procedures established by the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Any stockholder desiring to submit a proposal for inclusion in the proxy material relating to the 2024 annual meeting of stockholders must do so in writing. The proposal must be received at the Company's principal executive offices by March •, 2024. In addition, with respect to any matter proposed by a stockholder at the 2023 annual meeting but not included in the Company's proxy materials, the proxy holders designated by the Company may exercise discretionary voting authority if appropriate notice of the stockholder proposal is not received by the Company at its principal executive office by May •, 2024.

DOCUMENTS INCORPORATED BY REFERENCE

The Financial and Other Information required by 17 CFR § 240.14a-101 (Item 13(a)) is incorporated by reference to the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, a copy of which is being delivered to Stockholders together with this Proxy Statement.

By Order of the Board of Directors,

/s/ CHRISTOPHER J. KENNEY

Christopher J. Kenney, Secretary

July •, 2023

Dallas, Texas

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

HALLMARK FINANCIAL SERVICES, INC.

TO BE HELD SEPTEMBER 7, 2023

The undersigned hereby appoints Mark E. Schwarz and Christopher J. Kenney, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned as of July 10, 2023, at the Annual Meeting of Stockholders to be held on September 7, 2023, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

1.	APPROVAL OF TAX BENEFIT PROTECTIVE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION:

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	APPROVAL OF CAPITALIZATION AUTHORIZATION AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE NEW CLASS A COMMON STOCK AND BLANK CHECK PREFERRED STOCK:

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	ADJOURNMENT OF MEETING TO SOLICIT ADDITIONAL PROXIES TO APPROVE PROPOSALS 1 & 2.

4.	ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Instructions: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

Mark E. Schwarz ☐	Scott T. Berlin ☐	Mark E. Pape ☐	Doug Slape ☐

5.	ADVISORY VOTE ON RESOLUTION TO APPROVE EXECUTIVE COMPENSATION:

☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION:

☐	EVERY YEAR	☐	EVERY TWO YEARS	☐	EVERY THREE YEARS	☐	ABSTAIN

7.	OTHER BUSINESS: In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE AMENDMENTS TO THE COMPANY’S AMENDED AND RESATED CHARTER IN PROPOSAL 1 AND PROPOSAL 2; FOR ANY ADJOURNMENT OF THE MEETING TO SOLICIT ADDITIONAL PROXIES FOR THE APPROVAL OF PROPOSAL 1 OR PROPOSAL 2; FOR THE ELECTION OF ALL DIRECTORS PROPOSED IN ITEM 4; FOR THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION; AND EVERY THREE YEARS ON THE ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION.

Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	_________________, 2023
Signature

Title

Signature, if held jointly:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS.

ANNEX A

TAX ASSET PROTECTION AMENDMENT

TO ADD NEW ARTICLE XIII TO THE

ARTICLES OF INCORPORATION OF

HALLMARK FINANCIAL SERVICES, INC.

ARTICLE XIII

PROTECTIVE PROHIBITIONS ON TRANSFERS

1.	Definitions.

As used in this Article XIII, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

a.	“4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article XIII.

b.	“4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

c.	“Agent” has the meaning set forth in Section 5 of this Article XIII.

d.	“Board of Directors” means the board of directors of the Company.

e.	“Code” means the United States Internal Revenue Code of 1986, as amended.

f.	“Company Security” or “Company Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Company (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Company.

g.	“Effective Date” means the date of filing of this Amendment and Restated Articles of Incorporation of the Company with the Secretary of State of the State of Nevada.

h.	Excess Securities” has the meaning set forth in Section 4 of this Article XIII.

i.	“Expiration Date” means the earliest of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIII is no longer necessary or desirable for the preservation of Tax Benefits, and (ii) such date as the Board of Directors shall fix in accordance with Section 12 of this Article XIII.

j.	“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382- 2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

k.	“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382- 3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

l.	“Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.

m.	“Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this Article XIII.

n.	“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

o.	“Purported Transferee” has the meaning set forth in Section 4 of this Article XIII.

p.	“Remedial Holder” has the meaning set forth in Section 7 of this Article XIII.

q.	“Stock” means any interest that would be treated as “stock” of the Company pursuant to Treas. Reg. § 1.382-2T(f) (18).

r.	“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

s.	“Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Company or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

t.	“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Company, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Company, nor shall a Transfer include the issuance of Stock by the Company.

u.	“Transferee” means any Person to whom Company Securities are Transferred.

v.	“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

2.	Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIII any attempted Transfer of Company Securities prior to the Expiration Date and any attempted Transfer of Company Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Company Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Company Securities entered into through the facilities of a national securities exchange; provided, however, that the Company Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIII in respect of such transaction.

3.	Exceptions.

a.	Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T (j) (3) (i)) shall be permitted.

b.	The restrictions set forth in Section 2 of this Article XIII shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article XIII, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Company (an “Approved Transfer”). The Board of Directors may grant its approval in whole or in part with respect to such Approved Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through an Approved Transfer. The Board’s determinations of Approved Transfers may be provided prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Company. The Board has prospectively designated future transfers of Company Securities by the following individuals or entities as Approved Transfers: The Schwarz 2012 Family Trust, NCM Services, Inc., Newcastle Capital Group, L.L.C., Newcastle Capital Management, L.P., Newcastle Partners, L.P., Mark E. Schwarz, as well as any person, entity, or group that would be deemed an affiliate, associate, or beneficial owner of any Company Securities along with any of the foregoing. Nothing in this Section 3 of this Article XIII shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

4.	Excess Securities.

a.	No employee or agent of the Company shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article XIII or until an approval is obtained under Section 3 of this Article XIII. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article XIII shall also be a Prohibited Transfer.

b.	The Company may require as a condition to the registration of the Transfer of any Company Securities or the payment of any distribution on any Company Securities that the proposed Transferee or payee furnish to the Company all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Company Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIII, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIII as a condition to registering any transfer.

5.	Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer, then, upon written demand by the Company sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities or otherwise would adversely affect the value of the Company Securities. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article XIII if the Agent rather than the Purported Transferee had resold the Excess Securities.

6.	Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this Article XIII. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of this Article XIII inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

7.	Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of Company Securities within the meaning of Nevada law but that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIII, the application of Sections 5 and 6 of this Article XIII shall be modified as described in this Section 7 of this Article XIII. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Company Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Company Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Company Securities (which Company Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIII. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Company Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article XIII, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section 7 of this Article XIII is to extend the restrictions in Sections 2 and 5 of this Article XIII to situations in which there is a 4.99-percent Transaction without a direct Transfer of Company Securities, and this Section 7 of this Article XIII, along with the other provisions of this Article XIII, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

8.	Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Company makes a written demand pursuant to Section 5 of this Article XIII (whether or not made within the time specified in Section 5 of this Article XIII), then the Company may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this Article XIII shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIII being void ab initio, (ii) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Company to act within the time periods set forth in Section 5 of this Article XIII to constitute a waiver or loss of any right of the Company under this Article XIII. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIII.

9.	Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIII who knowingly violates the provisions of this Article XIII and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Company for, and shall indemnify and hold the Company harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Company’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

10.	Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Company may request from time to time in order to determine compliance with this Article XIII or the status of the Tax Benefits of the Company.

11.	Legends. The Board of Directors may require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIII bear the following legend:

“THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMENDED RESTATED ARTICLES OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article XIII also bear a conspicuous legend referencing the applicable restrictions.

12.	Authority of Board of Directors.

a.	The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIII, including, without limitation, (1) the identification of 4.99-percent Stockholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder, (4) whether an instrument constitutes a Company Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article XIII, (6) the application of any Approved Transfer, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIII. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this Article XIII for purposes of determining whether any Transfer of Company Securities would jeopardize or endanger the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIII.

b.	Nothing contained in this Article XIII shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Company or the Persons or groups covered by this Article XIII, (3) modify the definitions of any terms set forth in this Article XIII or (4) modify the terms of this Article XIII as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Company shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Company shall deem appropriate.

c.	In the case of an ambiguity in the application of any of the provisions of this Article XIII, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIII requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIII. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other parties for all other purposes of this Article XIII. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIII to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Company. Nothing in this Article XIII shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

13.	Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Company and the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIII. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities owned by, any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.

14.	Benefits of this Article XIII. Nothing in this Article XIII shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this Article XIII. This Article XIII shall be for the sole and exclusive benefit of the Company and the Agent.

15.	Severability. The purpose of this Article XIII is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIII or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIII.

16.	Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this Article XIII, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

ANNEX B

CAPITAL AUTHORIZATION AMENDMENT

AMENDING AND RESTATING ARTICLE IV OF THE

ARTICLES OF INCORPORATION OF

HALLMARK FINANCIAL SERVICES, INC.

ARTICLE IV — STOCK

1.	Authorized Shares. This Corporation is authorized to issue (a) 3,333,334 shares of Common Stock, par value $1.00 per share (the “Common Stock”), (b) 200,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”, and together with the Common Stock, the “Common Securities”), and (c) 10,000,000 shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Securities of the Corporation, voting together as a single class.

2.	Common Securities. Except as expressly provided in this Article IV, Common Stock and Class A Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing:

(a)	Voting. Except as otherwise provided herein or by applicable law, the holders of shares of Common Securities shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(i)	Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)	Each holder of shares of Class A Common Stock shall be entitled to one ten-thousandth (1/10,000) of one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)	Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Securities shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Securities out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Securities or rights to acquire Common Securities, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be, and the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be.

(c)	Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Securities shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Securities.

(d)	Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Securities, the outstanding shares of the other class of Common Securities will be subdivided or combined in the same manner (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Common Stock and the holders of the Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Securities by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Securities, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Common Stock and the holders of the Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock.

(f)	Conversion. Each share of Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Common Stock and to confirm that a conversion to Class A Common Stock has not previously occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive. In the event of a conversion of shares of Common Stock to shares of Class A Common Stock, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Common Stock to Class A Common Stock, all rights of the holder of shares of Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Common Stock that are converted into shares of Class A Common Stock as provided in this Article IV shall be retired and may not be reissued. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class A Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Common Stock into shares of Common Stock.

3.	Board Designated Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

ANNEX C

PRO FORMA AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

HALLMARK FINANCIAL SERVICES, INC.

[Assuming the Approval of Both the Tax Asset Protection Amendment and the Capital Authorization Amendment]

AMENDED AND

RESTATED ARTICLES OF INCORPORATION OF

HALLMARK FINANCIAL SERVICES, INC.

HALLMARK FINANCIAL SERVICES, INC. (the “Corporation”), pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes, adopts these Amended and Restated Articles of Incorporation (“Articles of Incorporation”), which accurately copy the existing Articles of Incorporation and all amendments thereto that are in effect to date.

ARTICLE I — NAME

The name of the Corporation is Hallmark Financial Services, Inc.

ARTICLE II — DURATION

The duration of the Corporation is perpetual.

ARTICLE III — PURPOSES

The purpose or purposes for which this Corporation is engaged are:

(a)	To engage in the specific business of making investments, including investments in, purchase and ownership of any and all kinds of property, assets or business, whether alone or in conjunction with others. Also, to acquire, develop, explore and otherwise deal in and with all kinds of real and personal property and all related activities, and for any and all other lawful purposes.

(b)	To acquire by purchase, exchange, gift, bequest, subscription, or otherwise; and to hold, own, mortgage, pledge, hypothecate, sell, assign, transfer, exchange, or otherwise dispose of or deal in or with its own corporate securities or stock or other securities including, without limitation, any shares of stock, bonds, debentures, notes, mortgages, or other obligations, and any certificates, receipts or other instruments representing rights or interests therein on any property or assets created or issued by any person, firm, associate, or corporation, or instrumentalities thereof; to make payment therefor in any lawful manner or to issue in exchange therefor its unreserved earned surplus for the purchase of its own shares, and to exercise as owner or holder of any securities, any and all rights, powers, and privileges in respect thereof.

(c)	To do each and everything necessary, suitable, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated, or which may, at any time, appear conducive to or expedient for the protection or benefit of this Corporation, and to do said acts as fully and to the same extent as natural persons might, or could do in any part of the world as principals, agents, partners, trustees, or otherwise, either alone or in conjunction with any other person, association, or corporation.

(d)	The foregoing clauses shall be construed both as purposes and powers and shall not be held to limit or restrict in any manner the general powers of the Corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of Nevada; and it is the intention that the purposes and powers specified in each of the paragraphs of this Article III shall be regarded as independent purposes and powers.

ARTICLE IV — STOCK

4.	Authorized Shares. This Corporation is authorized to issue (a) 3,333,334 shares of Common Stock, par value $1.00 per share (the “Common Stock”), (b) 200,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”, and together with the Common Stock, the “Common Securities”), and (c) 10,000,000 shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Securities of the Corporation, voting together as a single class.

5.	Common Securities. Except as expressly provided in this Article IV, Common Stock and Class A Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing:

(e)	Voting. Except as otherwise provided herein or by applicable law, the holders of shares of Common Securities shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)	Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iv)	Each holder of shares of Class A Common Stock shall be entitled to one ten-thousandth (1/10,000) of one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(f)	Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Securities shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Securities out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Securities or rights to acquire Common Securities, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be, and the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be.

(g)	Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Securities shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Securities.

(h)	Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Securities, the outstanding shares of the other class of Common Securities will be subdivided or combined in the same manner (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Common Stock and the holders of the Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Securities by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Securities, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Common Stock and the holders of the Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock.

(f)	Conversion. Each share of Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Common Stock and to confirm that a conversion to Class A Common Stock has not previously occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive. In the event of a conversion of shares of Common Stock to shares of Class A Common Stock, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Common Stock to Class A Common Stock, all rights of the holder of shares of Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Common Stock that are converted into shares of Class A Common Stock as provided in this Article IV shall be retired and may not be reissued. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class A Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Common Stock into shares of Common Stock.

6.	Board Designated Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

ARTICLE V — AMENDMENT

These Articles of Incorporation may be amended by the affirmative vote of “a majority” of the shares entitled to vote on each such amendment.

ARTICLE VI — SHAREHOLDERS’ RIGHTS

The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire un-issued shares of the stock of this Corporation.

ARTICLE VII — CAPITALIZATION

This Corporation will not commence business until consideration of a value of at least $1,000.00 has been received for the issuance of said shares.

ARTICLE VIII — INITIAL OFFICE AND AGENT

The Corporate Trust Company of Nevada

One East First Street

Reno, Nevada 89501

ARTICLE IX — DIRECTORS

Omitted pursuant to Nevada Revised Statutes Section 78.403(3)(b).

ARTICLE X — INCORPORATORS

Omitted pursuant to Nevada Revised Statutes Section 78.403(3)(a).

ARTICLE XI

COMMON DIRECTORS — TRANSACTIONS BETWEEN CORPORATIONS

No contract or other transaction between this Corporation and any one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors or officers are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.

ARTICLE XII

LIABILITY OF DIRECTORS AND OFFICERS

No director of officer shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer. Notwithstanding the foregoing sentence, a director or officer shall be liable to the extent provided by applicable law, (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of NRS 78.300.

The provisions hereof shall not apply to or have any effect on the liability or alleged liability of any officer or director of the Corporation for or with respect to any acts or omissions of such person occurring prior to such amendment.

ARTICLE XIII

PROTECTIVE PROHIBITIONS ON TRANSFERS

1.	Definitions.

As used in this Article XIII, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

a.	“4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article XIII.

b.	“4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

c.	“Agent” has the meaning set forth in Section 5 of this Article XIII.

d.	“Board of Directors” means the board of directors of the Company.

e.	“Code” means the United States Internal Revenue Code of 1986, as amended.

f.	“Company Security” or “Company Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Company (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Company.

g.	“Effective Date” means the date of filing of this Amendment and Restated Articles of Incorporation of the Company with the Secretary of State of the State of Nevada.

h.	Excess Securities” has the meaning set forth in Section 4 of this Article XIII.

i.	“Expiration Date” means the earliest of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIII is no longer necessary or desirable for the preservation of Tax Benefits, and (ii) such date as the Board of Directors shall fix in accordance with Section 12 of this Article XIII.

j.	“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382- 2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

k.	“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382- 3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

l.	“Prohibited Distributions” means any and all dividends or other distributions paid by the Company with respect to any Excess Securities received by a Purported Transferee.

m.	“Prohibited Transfer” means any Transfer or purported Transfer of Company Securities to the extent that such Transfer is prohibited and/or void under this Article XIII.

n.	“Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

o.	“Purported Transferee” has the meaning set forth in Section 4 of this Article XIII.

p.	“Remedial Holder” has the meaning set forth in Section 7 of this Article XIII.

q.	“Stock” means any interest that would be treated as “stock” of the Company pursuant to Treas. Reg. § 1.382-2T(f) (18).

r.	“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

s.	“Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Company or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

t.	“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Company, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Company, nor shall a Transfer include the issuance of Stock by the Company.

u.	“Transferee” means any Person to whom Company Securities are Transferred.

v.	“Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

2.	Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIII any attempted Transfer of Company Securities prior to the Expiration Date and any attempted Transfer of Company Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Company Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Company Securities entered into through the facilities of a national securities exchange; provided, however, that the Company Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIII in respect of such transaction.

3.	Exceptions.

a.	Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T (j) (3) (i)) shall be permitted.

b.	The restrictions set forth in Section 2 of this Article XIII shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article XIII, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Company (an “Approved Transfer”). The Board of Directors may grant its approval in whole or in part with respect to such Approved Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through an Approved Transfer. The Board’s determinations of Approved Transfers may be provided prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Company. Nothing in this Section 3 of this Article XIII shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law. The Board has prospectively designated future transfers of Company Securities by the following individuals or entities as Approved Transfers: The Schwarz 2012 Family Trust, NCM Services, Inc., Newcastle Capital Group, L.L.C., Newcastle Capital Management, L.P., Newcastle Partners, L.P., Mark E. Schwarz, as well as any person, entity, or group that would be deemed an affiliate, associate, or beneficial owner of any Company Securities along with any of the foregoing. No transaction that qualifies under an Approved Transfer shall constitute a Prohibited Transfer or otherwise be subject to the conditions or restrictions imposed on Transfers under this Article XIII.

4.	Excess Securities.

a.	No employee or agent of the Company shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Company for any purpose whatsoever in respect of the Company Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article XIII or until an approval is obtained under Section 3 of this Article XIII. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Company Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article XIII shall also be a Prohibited Transfer.

b.	The Company may require as a condition to the registration of the Transfer of any Company Securities or the payment of any distribution on any Company Securities that the proposed Transferee or payee furnish to the Company all information reasonably requested by the Company with respect to its direct or indirect ownership interests in such Company Securities. The Company may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIII, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIII as a condition to registering any transfer.

5.	Transfer to Agent. If the Board of Directors determines that a Transfer of Company Securities constitutes a Prohibited Transfer, then, upon written demand by the Company sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Company, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Company Securities or otherwise would adversely affect the value of the Company Securities. If the Purported Transferee has resold the Excess Securities before receiving the Company’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Company grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article XIII if the Agent rather than the Purported Transferee had resold the Excess Securities.

6.	Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of this Article XIII. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of this Article XIII inure to the benefit of the Company or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

7.	Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of Company Securities within the meaning of Nevada law but that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIII, the application of Sections 5 and 6 of this Article XIII shall be modified as described in this Section 7 of this Article XIII. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Company Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Company Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Company Securities (which Company Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIII. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Company Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article XIII, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Company, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section 7 of this Article XIII is to extend the restrictions in Sections 2 and 5 of this Article XIII to situations in which there is a 4.99-percent Transaction without a direct Transfer of Company Securities, and this Section 7 of this Article XIII, along with the other provisions of this Article XIII, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Company Securities.

8.	Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Company makes a written demand pursuant to Section 5 of this Article XIII (whether or not made within the time specified in Section 5 of this Article XIII), then the Company may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of this Article XIII shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIII being void ab initio, (ii) preclude the Company in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Company to act within the time periods set forth in Section 5 of this Article XIII to constitute a waiver or loss of any right of the Company under this Article XIII. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIII.

9.	Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIII who knowingly violates the provisions of this Article XIII and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Company for, and shall indemnify and hold the Company harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Company’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

10.	Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Company may request from time to time in order to determine compliance with this Article XIII or the status of the Tax Benefits of the Company.

11.	Legends. The Board of Directors may require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIII bear the following legend:

“THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMENDED RESTATED ARTICLES OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Company evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article XIII also bear a conspicuous legend referencing the applicable restrictions.

12.	Authority of Board of Directors.

a.	The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIII, including, without limitation, (1) the identification of 4.99-percent Stockholders, (2) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Company of any 4.99-percent Stockholder, (4) whether an instrument constitutes a Company Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article XIII, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIII. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Company not inconsistent with the provisions of this Article XIII for purposes of determining whether any Transfer of Company Securities would jeopardize or endanger the Company’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIII.

b.	Nothing contained in this Article XIII shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Company or the Persons or groups covered by this Article XIII, (3) modify the definitions of any terms set forth in this Article XIII or (4) modify the terms of this Article XIII as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Company shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Company shall deem appropriate.

c.	In the case of an ambiguity in the application of any of the provisions of this Article XIII, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIII requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIII. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Company, the Agent, and all other parties for all other purposes of this Article XIII. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIII to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Company. Nothing in this Article XIII shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

13.	Reliance. To the fullest extent permitted by law, the Company and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Company and the Company’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIII. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Company Securities owned by, any stockholder, the Company is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Company Securities.

14.	Benefits of this Article XIII. Nothing in this Article XIII shall be construed to give to any Person other than the Company or the Agent any legal or equitable right, remedy or claim under this Article XIII. This Article XIII shall be for the sole and exclusive benefit of the Company and the Agent.

15.	Severability. The purpose of this Article XIII is to facilitate the Company’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIII or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIII.

16.	Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Company or the Agent under this Article XIII, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

The undersigned officer has been authorized to sign these Amended and Restated Articles of Incorporation by resolution of the Board of Directors adopted as of [___], and these Amended and Restated Articles of Incorporation correctly set forth the text of the Articles of Incorporation, as amended to date.

DATED this the [___] day of [________], 2023.

HALLMARK FINANCIAL SERVICES, INC.

By:	/s/